SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-12
Synovus Financial Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SYNOVUS FINANCIAL CORP.
POST OFFICE BOX 120, COLUMBUS, GEORGIA 31902-0120
Important notice Regarding the Availability of Proxy Materials for the 2009 Annual Meeting of Shareholders to Be Held on April 23, 2009

The Proxy Statement, Annual Report and other proxy materials are available at:
http://bnymellon.mobular.net/bnymellon/snv

SYNOVUS FINANCIAL CORP.	This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 9, 2009 to facilitate timely delivery.
Dear Synovus Financial Corp. Shareholder:
The 2009 Annual Meeting of Shareholders of Synovus Financial Corp. (“Synovus”) will be held at the RiverCenter for the Performing Arts, 900 Broadway, Columbus, Georgia 31901, on Thursday, April 23, 2009, at 10:00 a.m. (local time).
Proposals to be considered at the Annual Meeting:

(1)	to elect the following 18 nominees as directors:

Daniel P. Amos	Gardiner W. Garrard, Jr.	H. Lynn Page
Richard E. Anthony	T. Michael Goodrich	Neal Purcell
James H. Blanchard	Frederick L. Green, III	Melvin T. Stith
Richard Y. Bradley	V. Nathaniel Hansford	Philip W. Tomlinson
Frank W. Brumley	Mason H. Lampton	William B. Turner, Jr.
Elizabeth W. Camp	Elizabeth C. Ogie	James D. Yancey
(2)	to ratify the appointment of KPMG LLP as the Synovus’ independent auditor for the year 2009;

(3)	to approve the compensation of Synovus’ named executive officers as determined by the Compensation Committee; and

(4)	to transact such other business as may properly come before the meeting and any adjournment thereof.
Management recommends a vote “FOR” proposals 1, 2 and 3.
The Board of Directors has fixed the close of business on February 13, 2009 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

CONTROL NUMBER
You may vote your proxy when you view the materials on the Internet. You will be asked to enter this 11-digit control number
41974/44722

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.
Meeting location:
RiverCenter for the Performing Arts
900 Broadway
Columbus, Georgia 31901
You can find directions to the Annual Meeting, where you may vote in person, at: http://www.synovus.com/2009annualmeeting.
The following Proxy Materials are available for you to review online:
•	the Company’s 2009 Proxy Statement (including the Financial Appendix therein) and 2008 Annual Report;

•	the Proxy Card; and

•	any amendments to the foregoing materials that are required to be furnished to shareholders.
To request a paper copy of the Proxy Materials, (you must reference your 11 digit control number):

Telephone:	1-888-313-0164 (outside of the U.S. and Canada call 201-680-6688)
Email:	shrrelations@bnymellon.com
Internet:	http://bnymellon.mobular.net/bnymellon/snv.
ACCESSING YOUR PROXY MATERIALS ONLINE
YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST
A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY.
The proxy Materials for Synovus Financial Corp. are available to review at:
http://bnymellon.mobular.net/bnymellon/snv
Have this notice available when you request a PAPER copy of the Proxy Materials, when you want to view your proxy materials online
OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY.

VOTE BY INTERNET
Use the Internet to vote your shares. Have this card in hand when you access the above web site.
On the top right hand side of the website click on “Vote Now” to access the electronic proxy card and vote your shares.
41974/44722